Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

Name	State or Country of Incorporation
Ackerman Holdings C.V.	Netherlands
Ackerman Holdings GP LLC	United States
Ackerman International Holland B.V.	Netherlands
Advanced Wirecloth, LLC	United States
AG Holding UK	United Kingdom
Aggregate Plant Products Co.	United States
Algoa Oil & Pipeline Services Proprietary Limited	South Africa
AMC Germany GmbH	Germany
American Pipe and Construction International	United States
Ameron Holdings Pte. Ltd.	Singapore
Ameron International Corporation	United States
Ameron Pole Products LLC	United States
Ameron Polyplaster Industria E Comercio de Tubos Ltda.	Brazil
Ameron Singapore Holding, LLC	United States
Ameron Singapore Poly Holdings Pte. Ltd.	Singapore
Ameron Trading Holdings Pte. Ltd.	Singapore
Ameron Water Transmission Group, LLC	United States
Andergauge Limited	United Kingdom
Andergauge Redback, LLC	United States
Andergauge USA, Inc.	United States
APL (UK) Limited	United Kingdom
APL do Brasil Ltda.	Brazil
APL France SAS	France
APL Management Pte Ltd	Singapore
APL Norway AS	Norway
APL Technology AS	Norway
ASEP Group Holding B.V.	Netherlands
ASEP Otomotiv Sanayi Ticaret Ltd.	Turkey
Aswan National Oilwell Varco LLC	United Arab Emirates
Axiom Process Limited	United Kingdom
Big Red Tubulars Limited	Virgin Islands, British
Black Max Argentina S.A.	Argentina
Bolenco Corporation	United States
Bondstrand Ltd.	Saudi Arabia
Bowen Downhole LLC	United States
Bowen Downhole, Inc.	United States
Brandt Energy Environmental, L.P.	United States
Brandt Interests, Inc.	United States
Brandt Oilfield Services	Singapore
Brandt Oilfield Services (M) Sdn. Bhd.	Malaysia
C.M.A. Canavera S.R.L.	Italy
Camco Drilling Group Limited	United Kingdom
Chemineer, Inc.	United States
CJSC Fidmash	Belarus
CJSC Novmash	Belarus
Coil Services Middle East LLC	United Arab Emirates
Cooperatie Intelliserv Holding U.A.	Netherlands
Cooperatie NOV NL U.A.	Netherlands
Corporacion Californiana de Tuberias APS, S. de R.L. de C.V.	Mexico
Danco AS	Norway
Devin International, Inc.	United States

Name	State or Country of Incorporation
Dreco Canada C.V.	Netherlands
Dreco Canada GP LLC	United States
Dreco Canada L.P.	Canada
Dreco Cayman GP LLC	United States
Dreco Cayman L.P.	Cayman Islands
Dreco DHT Holding B.V.	Netherlands
Dreco DHT, Inc.	United States
Dreco Eastern Europe ULC	Canada
Dreco Energy Holding B.V.	Netherlands
Dreco Energy NL Cooperatief U.A.	Netherlands
Dreco Energy Services ULC	Canada
Dreco Europe Limited	United Kingdom
Dreco International Holdings ULC	Canada
Dreco Limited	United Kingdom
Dreco LLC	United States
E.C. Motors, Inc.	United States
Elmar Far East Pty Ltd	Australia
Energy Equipment Corporation Limited	United Kingdom
Enerpro de Mexico, S.A. de C.V.	Mexico
Environmental Procedures LLC	United States
Fiber Glass System (Suzhou) Co. Ltd.	China
Fiber Glass Systems (Harbin) Co., Ltd.	China
Fiber Glass Systems Holdings, LLC	United States
Fiber Glass Systems Oman L.L.C.	Oman
Fiber Glass Systems, L.P.	United States
Fiber Glass Trading (Shanghai) Co. Ltd.	China
Fiberspar Australia Pty. Ltd.	Australia
Fiberspar Corporation	United States
FIBERSPAR LINEPIPE CANADA LTD.	Canada
FidService, LLC	Russian Federation
Fjords Midsund Engineering SRO	Czech Republic
Fjords Processing (Shanghai) Co., Ltd.	China
Fjords Processing 1 AS	Norway
Fjords Processing Australia Pty Ltd	Australia
Fjords Processing Canada Inc.	Canada
Fjords Processing Colombia S.A.S.	Colombia
Fjords Processing France SAS	France
Fjords Processing Inc.	United States
Fjords Processing International AS	Norway
Fjords Processing Limited	United Kingdom
Fjords Processing Malaysia Sdn. Bhd.	Malaysia
Fjords Processing Middle East DMCC	United Arab Emirates
Fjords Processing UK Ltd.	United Kingdom
Forth Valley Engineering Limited	United Kingdom
Fryma S.a.r.l.	France
GP USA Holding, LLC	United States
GPEX, L.P.	United States
Grant Prideco (Jiangsu) Drilling Products Co., Ltd	China
Grant Prideco (Singapore) Pte Ltd	Singapore
Grant Prideco AB TCA Holding LLC	United States
Grant Prideco Asia (Singapore) Pte Ltd	Singapore

Name	State or Country of Incorporation
Grant Prideco de Venezuela, S.A.	Venezuela, Bolivarian Republic of
Grant Prideco European Holding, LLC	United States
Grant Prideco Finance, LLC	United States
Grant Prideco Holding, LLC	United States
Grant Prideco III C. V.	Netherlands
Grant Prideco Jersey Limited	Jersey Island
Grant Prideco Mauritius Limited	Mauritius
Grant Prideco Netherlands B.V.	Netherlands
Grant Prideco PC Composites Holdings, LLC	United States
Grant Prideco USA, LLC	United States
Grant Prideco, Inc.	United States
Grant Prideco, L.P.	United States
Grant Prideco, S. de R.L. de C.V.	Mexico
Greystone Technologies Pty. Ltd.	Australia
Hebei Huayouyiji Tuboscope Coating Co., Ltd.	China
Hitec AS	Norway
Hitec Dreco Limited	United Kingdom
Hydralift AmClyde, Inc.	United States
Hydralift AS	Norway
Hydralift France SAS	France
Hydralift Holdings UK Limited	United Kingdom
Hydra-Rig, Inc.	United States
Inspecciones y Pruebas No Destructivas, S. de R.L. de C.V.	Mexico
Intellipipe, Inc.	United States
Intelliserv GP Holdings LLC	United States
Intelliserv International Holding, Ltd	Cayman Islands
Intelliserv Mexico, S. de R.L. de C.V.	Mexico
IntelliServ Norway AS	Norway
Intelliserv, Inc.	United States
Intelliserv, LLC	United States
Interval LLC	Russian Federation
i-Tec Well Solutions Limited	United Kingdom
JiangYin Tuboscope Tubular Development Co., Ltd	China
Kolon Fjords Processing Co. Ltd.	Korea, Republic of
LSI Asia Pacific Pte. Ltd.	Singapore
Merpro Americas, Inc.	United States
Merpro Group Limited	United Kingdom
Merpro Products Limited	United Kingdom
Merpro Tortek Limited	United Kingdom
Midsund BUK AS	Norway
Mono Group Pension Trustees Limited	United Kingdom
Mono Pumps New Zealand Company	New Zealand
Monoflo NOV S.A.I.C.	Argentina
Moyno de Mexico, S.A. de C.V.	Mexico
Moyno, Inc.	United States
Mustang Capital Corp.	United States
National Oilwell (U.K.) Limited	United Kingdom
National Oilwell Algerie	Algeria
National Oilwell de Venezuela, C.A.	Venezuela, Bolivarian Republic of
National Oilwell DHT, L.P.	United States
National Oilwell Middle East Company	Canada

Name	State or Country of Incorporation
National Oilwell Services de Mexico, S.A. de C.V.	Mexico
National Oilwell Varco (Beijing) Investment Management Co. Ltd.	China
National Oilwell Varco (Thailand) Ltd.	Thailand
National Oilwell Varco Almansoori Services	United Arab Emirates
National Oilwell Varco Bahrain WLL	Bahrain
National Oilwell Varco Belgium SA	Belgium
National Oilwell Varco de Bolivia S.R.L.	Bolivia
National Oilwell Varco de Chile - Servicios Limitada	Chile
National Oilwell Varco Denmark I/S	Denmark
National Oilwell Varco do Brasil Ltda.	Brazil
National Oilwell Varco Egypt LLC	Egypt
National Oilwell Varco Eurasia, LLC	Russian Federation
National Oilwell Varco Guatemala, Limitada	Guatemala
National Oilwell Varco Holdings LLC	United States
National Oilwell Varco Korea Co., Ltd.	Korea, Republic of
National Oilwell Varco Mexico, S.A de C.V.	Mexico
National Oilwell Varco MSW S.A.	Argentina
National Oilwell Varco Muscat L.L.C.	Oman
National Oilwell Varco Norway AS	Norway
National Oilwell Varco Peru S.R.L.	Peru
National Oilwell Varco Petroleum Equipment (Shanghai) Co., Ltd.	China
National Oilwell Varco Poland Sp.z.o.o.	Poland
National Oilwell Varco Pte. Ltd.	Singapore
National Oilwell Varco Rig Equipment Trading (Shanghai) Co., Ltd.	China
National Oilwell Varco Solutions, S.A. de C.V.	Mexico
National Oilwell Varco UK Limited	United Kingdom
National Oilwell Varco, Inc.	United States
National Oilwell Varco, L.P.	United States
National-Oilwell Pte. Ltd.	Singapore
National-Oilwell Pty. Ltd.	Australia
New Holland Cooperatief U.A.	Netherlands
NOCL Holding B.V.	Netherlands
NOV - Oil Services Angola, LDA.	Angola
NOV (Asia), Inc.	Mauritius
NOV (Barbados) Holding SRL	Barbados
NOV (Barbados) SRL	Barbados
NOV (Caymans), Ltd.	Cayman Islands
NOV (Malaysia) Sdn. Bhd.	Malaysia
NOV Ameron de Mexico, S.de R.L. de C.V.	Mexico
NOV Ameron de SLRC, S. de R.L. de C.V.	Mexico
NOV APL Limited	Cyprus
NOV ASEP Elmar do Brasil Equipamentos E Servicos Para Petroleo Ltda.	Brazil
NOV ASEP ELMAR MEXICO, S. DE R.L. DE C.V.	Mexico
NOV Australia Pty Ltd	Australia
NOV Azerbaijan LLC	United States
NOV BLM SAS	France
NOV Brandt Europe France	France
NOV Brandt Oilfield Services Middle East LLC	United Arab Emirates
NOV Completion and Production Solutions Korea Ltd.	Korea, Republic of
NOV Completion Tools AS	Norway
NOV Completion Tools LLC	Russian Federation

Name	State or Country of Incorporation
NOV Condor, LLC	United States
NOV CV1 GP LLC	United States
NOV Denmark Cooperatief U.A.	Netherlands
NOV Devin Energia Servicios do Brasil Ltda.	Brazil
NOV DH de Mexico, S. de R.L. de C.V.	Mexico
NOV DHT Canada Holding ULC	Canada
NOV DOWNHOLE ALGERIA SERVICES EURL	Algeria
NOV Downhole Argentina, LLC	United States
NOV Downhole Bolivia S.R.L.	Bolivia
NOV Downhole Colombia, LLC	United States
NOV Downhole Comercialização de Equipamentos para Petroleo Ltda.	Brazil
NOV Downhole Congo, LLC	United States
NOV Downhole del Ecuador Cia. Ltda.	Ecuador
NOV Downhole Eurasia Limited	United Kingdom
NOV Downhole Europe B.V.	Netherlands
NOV Downhole Germany GmbH	Germany
NOV Downhole Italia S.R.L.	Italy
NOV Downhole Kazakhstan, LLC	United States
NOV Downhole Malaysia Sdn. Bhd.	Malaysia
NOV Downhole Pty Ltd	Australia
NOV Downhole Thailand, LLC	United States
NOV Dreco GP LLC	United States
NOV EAST B.V.	Netherlands
NOV Elmar (Middle East) Limited	United Kingdom
NOV Elmar NL B.V.	Netherlands
NOV Elmar Pte. Ltd.	Singapore
NOV Enerflow ULC	Canada
NOV EU Acquisition SNC	France
NOV Eurasia Holding LLC	United States
NOV European Holding LLC	United States
NOV Expatriate Services, Inc.	United States
NOV Far East B.V.	Netherlands
NOV FGS Malaysia Sdn Bhd	Malaysia
NOV FGS Singapore (Pte.) Ltd	Singapore
NOV Fiber Glass Systems B.V.	Netherlands
NOV Fiber Glass Systems Fabricacao De Tubos E Conexoes Ltda	Brazil
NOV Flexibles Equipamentos E Servicos Ltda.	Brazil
NOV Flexibles Holding ApS	Denmark
NOV Flexibles UK Ltd.	United Kingdom
NOV Floating Production AS	Norway
NOV Fluid Control B.V.	Netherlands
NOV Gabon SARL	Gabon
NOV GEO Cayman Holdings Limited	Cayman Islands
NOV GEO GP LLC	United States
NOV GEO LP1 C.V.	Netherlands
NOV Germany Holding GmbH	Germany
NOV Ghana Limited	Ghana
NOV GP Holding LLC	United States
NOV GP Holding, L.P.	United States
NOV GP Sub LLC	United States
NOV GP1 Holding LLC	United States

Name	State or Country of Incorporation
NOV Grant Prideco L.L.C.	United Arab Emirates
NOV Group Holdings Limited	United Kingdom
NOV Holding Danmark ApS	Denmark
NOV Holding Germany GmbH & Co KG	Germany
NOV Holding Germany Management GmbH	Germany
NOV Holdings B.V.	Netherlands
NOV Hydra Rig Pte. Ltd	Singapore
NOV I LLC	United States
NOV India Private Limited	India
NOV Intelliserv UK Limited	United Kingdom
NOV International Holding B.V.	Netherlands
NOV International Holdings C.V.	Netherlands
NOV International Holdings GP LLC	United States
NOV Kenya Limited	Kenya
NOV Kostroma LLC	Russian Federation
NOV Mexico Holding LLC	United States
NOV Mission Products UK Limited	United Kingdom
NOV Mozambique Limitada	Mozambique
NOV Netherlands Finance Holding C.V.	Netherlands
NOV Netherlands Finance Holding LLC	United States
NOV North America I/P, LLC	United States
NOV Norway 1 Holding LLC	United States
NOV Norway 2 Holding LLC	United States
NOV Norway 3 Holding LLC	United States
NOV Norway GP 1 ANS	Norway
NOV Norway GP 2 ANS	Norway
NOV Norway GP 3 ANS	Norway
NOV Norway International Holding LLC	United States
NOV Oil and Gas Services Namibia (Proprietary) Limited	Namibia
NOV Oil and Gas Services Nigeria Limited	Nigeria
NOV Oil and Gas Services South Africa (Pty) Limited	South Africa
NOV Oilfield Services Tanzania Limited	Tanzania, United Republic of
NOV Oilfield Services Vostok LLC	Russian Federation
NOV Oilfield Solutions Ltd.	Nigeria
NOV Oslo Holding LLC	United States
NOV Park I B.V.	Netherlands
NOV Park II B.V.	Netherlands
NOV Pressure Performance Systems Comercialização de Equipamentos e Prestação de Serviços Técnicos Ltda.	Brazil
NOV Process & Flow Technologies AS	Norway
NOV Process & Flow Technologies Pte. Ltd.	Singapore
NOV Process & Flow Technologies UK Limited	United Kingdom
NOV Process & Flow Technologies US, Inc.	United States
NOV Rig Solutions Pte. Ltd.	Singapore
NOV Rigstore, Inc.	United States
NOV Romania, LLC	United States
NOV Saudi Arabia Co., Ltd.	Saudi Arabia
NOV Saudi Arabia Trading Co.	Saudi Arabia
NOV Services Ltd.	Cayman Islands
NOV Servicios de Personal Mexico, S. de R.L. de C.V.	Mexico
NOV Tuboscope Italia S.R.L.	Italy
NOV Tuboscope Middle East LLC	United Arab Emirates

Name	State or Country of Incorporation
NOV Tuboscope NL B.V.	Netherlands
NOV Tubulars and Connectors Ltd.	Nigeria
NOV TV2 LLC	United States
NOV TVI LLC	United States
NOV UK (Angola Acquisitions) Limited	United Kingdom
NOV UK Finance Limited	United Kingdom
NOV UK Holdings Limited	United Kingdom
NOV UK Korea LP	United Kingdom
NOV Wellbore Technologies Norway LLC	United States
NOV West B.V.	Netherlands
NOV Worldwide C.V.	Netherlands
NOV-BLM SAS	France
NOV-Fabtech FZCO	United Arab Emirates
NOVM Holding LLC	United States
NOVN Portugal - Servicos de Engenharia, LDA	Portugal
NOW Downhole Tools, Inc.	United States
NOW International LLC	United States
NOW Nova Scotia Holdings LLC	United States
NOW Oilfield Services II, LLC	United States
NOW Oilfield Services, LLC	United States
NQL (Illinois) Inc.	United States
NQL (US) Inc.	United States
NQL Energy Services US, Inc.	United States
NQL Holland B.V.	Netherlands
Opus Plus Limited	United Kingdom
Pesaka Inspection Services SDN.BHD.	Malaysia
Pipex Composite Pipes Limited	United Kingdom
Pipex Drainage & Civil Products Limited	United Kingdom
Pipex Limited	United Kingdom
Pipex Project Services Limited	United Kingdom
Pipex PX (Scotland) Limited	United Kingdom
Pipex PX Limited	United Kingdom
Pipex Structural Composites Limited	United Kingdom
Pridecomex Holding, S. de R.L. de C.V.	Mexico
Pridecomex TA Industries, LLC	United States
Procon Engineering Ltd.	United Kingdom
Profab Engineering Pte. Ltd.	Singapore
Profab Services Pte Ltd	Singapore
PT Fjords Processing Indonesia	Indonesia
PT H-Tech Oilfield Equipment	Indonesia
PT National Oilwell Varco	Indonesia
PT PROFAB INDONESIA	Indonesia
Quality Tubing FSC	Virgin Islands, British
R&M C.V.	Netherlands
R&M Canada Cooperatief U.A.	Netherlands
R&M Canada Holding B.V.	Netherlands
R&M Energy Systems Australia Pty Ltd.	Australia
R&M Energy Systems de Argentina S.A.	Argentina
R&M Energy Systems de Venezuela, C.A.	Venezuela, Bolivarian Republic of
R&M Environmental Strategies, Inc.	United States
R&M Singapore Holding LLC	United States

Name	State or Country of Incorporation
R&M UK Holding LLC	United States
ReedHycalog Angola, LLC	United States
ReedHycalog Cameroon, LLC	United States
ReedHycalog CIS, LLC	United States
ReedHycalog Coring Services International, Inc.	United States
ReedHycalog International Holding, LLC	United States
Reed-Hycalog Singapore	Singapore
ReedHycalog UK Limited	United Kingdom
ReedHycalog, L.P.	United States
ReedHycalog, LLC	United States
RHI Holding LLC	United States
RIO CO, S. de R.L. de C.V.	Mexico
Robannic Overseas Finance A.V.V.	Netherland Antilles
Robbins & Myers (Suzhou) Process Equipment Company Limited	China
Robbins & Myers B.V.	Netherlands
Robbins & Myers Foundation	United States
Robbins & Myers GP LLC	United States
Robbins & Myers Holdings UK Limited	United Kingdom
Robbins & Myers Holdings, LLC	United States
Robbins & Myers Italia S.R.L.	Italy
Robbins & Myers N.V.	Netherlands Antilles
Robbins & Myers, Inc.	United States
Rodic, S.A. de C.V.	Mexico
Romaco S.a.r.l.	France
Screen Manufacturing Company Unlimited	Trinidad and Tobago
Seabox AS	Norway
Servicios Tubulares TT, S.A. de C.V.	Mexico
Slip Clutch Systems Limited	United Kingdom
Soil Recovery A/S	Denmark
Star Fiberglass Harbin Co., Ltd.	China
STAR Sudamtex Tubulares S.A. (Joint Venture)	Venezuela, Bolivarian Republic of
STB H2O TUNISIE	Tunisia
Subseaflex Holding ApS	Denmark
T-3 Energy Preferred Industries Mexico, S. de R.L. de C.V.	Mexico
T-3 Energy Services Cayman Holdings, Ltd.	Cayman Islands
T-3 Energy Services Cayman, Ltd.	Cayman Islands
T-3 Energy Services India Private Limited	India
T-3 Energy Services International, Inc.	United States
T-3 Energy Services Mexico, S. de R.L. de C.V.	Mexico
T-3 Energy Services, LLC	United States
T-3 Investment Corporation IV	United States
T-3 Mexican Holdings, Inc.	United States
Telluride Insurance Limited	Bermuda
Tianjin Grant Prideco TPCO Oilfield Products Co., Ltd.	China
Tianjin Grant TPCO Drilling Tools Company Limited	China
Tolteq Group, LLC	United States
TracID, Inc.	United States
Tube-Kote, Inc.	United States
Tubo-FGS, L.L.C.	United States
Tuboscope & Co. LLC	Oman
Tuboscope (Holding U.S.) LLC	United States

Name	State or Country of Incorporation
Tuboscope Brandt de Venezuela, S.A.	Venezuela, Bolivarian Republic of
Tuboscope Norge AS	Norway
Tuboscope Pipeline Services Inc.	United States
Tuboscope Services, L.L.C.	United States
Tuboscope Vetco (Deutschland) GmbH	Germany
Tuboscope Vetco (France) SAS	France
Tuboscope Vetco (Osterreich) GmbH	Austria
Tuboscope Vetco Canada ULC	Canada
Tuboscope Vetco Capital Limited	United Kingdom
Tuboscope Vetco de Argentina S.A.	Argentina
Tuboscope Vetco Moscow CJSC	Russian Federation
Tucom Composites Polyester Sanayi Ticaret Ltd.	Turkey
TVI Holdings, L.L.C.	United States
Varco BJ B.V.	Netherlands
Varco Canada ULC	Canada
Varco CIS, LLC	Russian Federation
Varco do Brasil Ltda.	Brazil
Varco Holdings Canada ULC	Canada
Varco I/P, Inc.	United States
Varco Internacional do Brasil Equipamentos E Servicos Ltda.	Brazil
Varco International de Venezuela, C.A.	Venezuela, Bolivarian Republic of
Varco UK Acquisitions Limited	United Kingdom
Varco US Finance, Inc.	United States
Varco US Holdings LLC	United States
Varco, L.P.	United States
Vetco Coating GmbH	Germany
Vetco Enterprise GmbH	Switzerland
Vetco Pipeline Services, Inc.	United States
Vetco Saudi Arabia Ltd.	Saudi Arabia
Vetco Services Sendirian Berhad	Brunei Darussalam
Visible Assets, Inc.	United States
voestalpine Middle East Free Zone Establishment	United Arab Emirates
voestalpine Tubulars Corporation	United States
voestalpine Tubulars GmbH	Austria
voestalpine Tubulars GmbH & Co KG	Austria
Woolley, Inc.	United States
WTG Holding U.S., Inc.	United States
XL Systems Antilles, N.V.	Netherlands Antilles
XL Systems Europe B.V.	Netherlands
XL Systems International, Inc.	United States
XL Systems, L.P.	United States